NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $13,486.27
                      = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4         $10,945.48
+ Annual Premium*                         $ 3,500.00
- Premium Expense Charge**                $   122.50
- Monthly Deduction***                    $   561.96
- Mortality & Expense Charge****          $   126.16
+ Hypothetical Rate of Return*****          ($148.59)
                                          ----------
=                                         $   13,486 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                    COI
            -----                    ---
             1                   $ 46.76
             2                   $ 46.77
             3                   $ 46.79
             4                   $ 46.80
             5                   $ 46.81
             6                   $ 46.82
             7                   $ 46.84
             8                   $ 46.85
             9                   $ 46.86
            10                   $ 46.87
            11                   $ 46.89
            12                   $ 46.90

            Total                $561.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
             1             ($12.73)
             2             ($12.66)
             3             ($12.60)
             4             ($12.54)
             5             ($12.48)
             6             ($12.41)
             7             ($12.35)
             8             ($12.29)
             9             ($12.23)
            10             ($12.16)
            11             ($12.10)
            12             ($12.04)

         Total            ($148.59)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $13,486.27
- Year 5 Surrender Charge                     $ 2,865.50
                                              ----------
=                                             $   10,621 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $16,239.56
                      = $275,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4       $12,778.56
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   557.08
- Mortality & Expense Charge****        $   142.71
+ Hypothetical Rate of Return*****      $   783.29
                                        ----------
=                                       $   16,240 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1               $ 46.43
             2               $ 46.43
             3               $ 46.43
             4               $ 46.43
             5               $ 46.43
             6               $ 46.42
             7               $ 46.42
             8               $ 46.42
             9               $ 46.42
            10               $ 46.42
            11               $ 46.42
            12               $ 46.42

            Total            $557.08

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1                $ 65.12
             2                $ 65.15
             3                $ 65.18
             4                $ 65.20

             5                $ 65.23
             6                $ 65.26
             7                $ 65.29
             8                $ 65.32
             9                $ 65.34
            10                $ 65.37
            11                $ 65.40
            12                $ 65.43

            Total             $783.29

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $16,239.56
- Year 5 Surrender Charge                      $ 2,865.50
                                               ----------
=                                              $   13,374 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,472.22
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $14,846.13
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   551.48
- Mortality & Expense Charge****        $   161.36
+ Hypothetical Rate of Return*****      $ 1,961.44
                                        ----------
=                                       $   19,472 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1               $ 46.06
             2               $ 46.04
             3               $ 46.02
             4               $ 46.00
             5               $ 45.99
             6               $ 45.97
             7               $ 45.95
             8               $ 45.93
             9               $ 45.91
            10               $ 45.89
            11               $ 45.87
            12               $ 45.85

            Total            $551.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month              Interest
          -----              --------
             1              $  158.55
             2              $  159.42
             3              $  160.29
             4              $  161.17
             5              $  162.06
             6              $  162.96
             7              $  163.86
             8              $  164.77
             9              $  165.69
            10              $  166.62
            11              $  167.55
            12              $  168.49

         Total              $1,961.44

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $19,472.22
- Year 5 Surrender Charge                     $ 2,865.50
                                              ----------
=                                             $   16,607 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $99,712.43
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $80,843.88
+ Annual Premium*                           $25,000.00
- Premium Expense Charge**                  $   875.00
- Monthly Deduction***                      $ 3,233.48
- Mortality & Expense Charge****            $   928.92
+ Hypothetical Rate of Return*****          ($1,094.06)
                                            ----------
=                                           $   99,712 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month                   COI
          -----                   ---
             1                $269.11
             2                $269.17
             3                $269.24
             4                $269.30
             5                $269.36
             6                $269.43
             7                $269.49

             8             $  269.55
             9             $  269.61
            10             $  269.68
            11             $  269.74
            12             $  269.80

         Total             $3,233.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

              Month        Interest
              -----        --------
                 1         ($93.33)
                 2         ($92.93)
                 3         ($92.54)
                 4         ($92.15)
                 5         ($91.75)
                 6         ($91.36)
                 7         ($90.97)
                 8         ($90.58)
                 9         ($90.19)
                10         ($89.80)
                11         ($89.42)
                12         ($89.03)

             Total      ($1,094.06)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $99,712.43
- Year 5 Surrender Charge          $20,840.00
                                   ----------
=                                  $   78,872 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,904.55
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $94,271.27
+ Annual Premium*                       $25,000.00
- Premium Expense Charge**              $   875.00
- Monthly Deduction***                  $ 3,205.21
- Mortality & Expense Charge****        $ 1,050.03
+ Hypothetical Rate of Return*****      $ 5,763.52
                                        ----------
=                                       $  119,905 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1             $  267.20
             2             $  267.18
             3             $  267.16
             4             $  267.15
             5             $  267.13
             6             $  267.11
             7             $  267.09
             8             $  267.07
             9             $  267.06
            10             $  267.04
            11             $  267.02
            12             $  267.00

         Total             $3,205.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month               Interest
           -----               --------
             1                $  477.52
             2                $  478.02
             3                $  478.52
             4                $  479.02
             5                $  479.52
             6                $  480.03
             7                $  480.54
             8                $  481.05
             9                $  481.56
            10                $  482.07
            11                $  482.58
            12                $  483.10

           Total              $5,763.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $119,904.55
- Year 5 Surrender Charge                     $ 20,840.00
                                              -----------
=                                             $    99,065 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $143,596.70
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $109,407.92
+ Annual Premium*                       $ 25,000.00
- Premium Expense Charge**              $    875.00
- Monthly Deduction***                  $  3,172.75
- Mortality & Expense Charge****        $  1,186.54

+ Hypothetical Rate of Return*****      $ 14,423.08
                                        -----------
=                                       $   143,597 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI
             -----               ---
                 1         $  265.04
                 2         $  264.93
                 3         $  264.81
                 4         $  264.70
                 5         $  264.58
                 6         $  264.46
                 7         $  264.34
                 8         $  264.22
                 9         $  264.10
                10         $  263.98
                11         $  263.86
                12         $  263.73

             Total         $3,172.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month               Interest
          -----               --------
             1              $ 1,162.39
             2              $ 1,169.39
             3              $ 1,176.44
             4              $ 1,183.55
             5              $ 1,190.71
             6              $ 1,197.94
             7              $ 1,205.22
             8              $ 1,212.56

             9              $ 1,219.97
            10              $ 1,227.43
            11              $ 1,234.95
            12              $ 1,242.54

         Total              $14,423.08

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $143,596.70
- Year 5 Surrender Charge                     $ 20,840.00
                                              -----------
=                                             $   122,757 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $12,000.69
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $9,793.02
+ Annual Premium*                       $3,500.00
- Premium Expense Charge**              $  122.50
- Monthly Deduction***                  $  921.50
- Mortality & Expense Charge****        $  114.03
+ Hypothetical Rate of Return*****       ($134.30)
                                        ---------
=                                       $  12,001 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                   COI
           -----                   ---
             1                 $ 69.15
             2                 $ 69.18
             3                 $ 69.20
             4                 $ 69.23
             5                 $ 69.25
             6                 $ 69.28
             7                 $ 69.30
             8                 $ 69.33
             9                 $ 69.36
            10                 $ 69.38
            11                 $ 69.41
            12                 $ 69.43

         Total                 $831.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month             Interest
          -----             --------
             1              ($11.67)
             2              ($11.58)
             3              ($11.50)
             4              ($11.41)
             5              ($11.32)
             6              ($11.23)
             7              ($11.15)
             8              ($11.06)
             9              ($10.97)
            10              ($10.89)
            11              ($10.80)
            12              ($10.71)

         Total             ($134.30)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $12,000.69

- Year 5 Surrender Charge                     $ 2,865.50
                                              ----------
=                                             $    9,135 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $14,529.47
                      = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $11,486.26
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   914.89
- Mortality & Expense Charge****        $   129.34
+ Hypothetical Rate of Return*****      $   709.94
                                        ----------
=                                       $   14,529 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1                $68.70
             2                $68.71
             3                $68.71
             4                $68.72
             5                $68.73
             6                $68.74
             7                $68.74
             8                $68.75
             9                $68.76
            10                $68.77
            11                $68.77
            12                $68.78

         Total               $824.89

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month              Interest
          -----              --------
             1                $ 59.78
             2                $ 59.67
             3                $ 59.56
             4                $ 59.44
             5                $ 59.33
             6                $ 59.22
             7                $ 59.11
             8                $ 59.00
             9                $ 58.88
            10                $ 58.77
            11                $ 58.65
            12                $ 58.54

            Total             $709.94

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $14,529.47
- Year 5 Surrender Charge          $ 2,865.50
                                   ----------
=                                  $   11,664 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,506.24
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $13,400.18
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   907.27
- Mortality & Expense Charge****        $   146.64
+ Hypothetical Rate of Return*****      $ 1,782.48
                                        ----------
=                                       $   17,506 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1               $ 68.19
             2               $ 68.18
             3               $ 68.16
             4               $ 68.15
             5               $ 68.13
             6               $ 68.11
             7               $ 68.10
             8               $ 68.08
             9               $ 68.07
            10               $ 68.05
            11               $ 68.03
            12               $ 68.02

            Total            $817.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1              $  145.68
             2              $  146.18

             3              $  146.69
             4              $  147.21
             5              $  147.73
             6              $  148.25
             7              $  148.78
             8              $  149.31
             9              $  149.85
            10              $  150.39
            11              $  150.93
            12              $  151.48

            Total           $1,782.48

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $17,506.24
- Year 5 Surrender Charge                     $ 2,865.50
                                              ----------
=                                             $   14,641 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $87,897.37
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $71,721.77
+ Annual Premium*                       $25,000.00
- Premium Expense Charge**              $   875.00
- Monthly Deduction***                  $ 6,136.10
- Mortality & Expense Charge****        $   832.62
+ Hypothetical Rate of Return*****        ($980.66)
                                        ----------
=                                       $   87,897 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1             $  502.87
             2             $  503.05
             3             $  503.23
             4             $  503.40
             5             $  503.58
             6             $  503.76
             7             $  503.93
             8             $  504.11
             9             $  504.28
            10             $  504.46
            11             $  504.63
            12             $  504.81

            Total          $6,046.10

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1              ($84.98)
             2              ($84.38)
             3              ($83.79)
             4              ($83.20)
             5              ($82.60)
             6              ($82.01)
             7              ($81.42)
             8              ($80.83)
             9              ($80.24)
            10              ($79.65)
            11              ($79.07)
            12              ($78.48)

             Total         ($980.66)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $87,897.37
- Year 5 Surrender Charge                     $20,840.00
                                              ----------
=                                             $   67,057 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,323.78
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $84,048.90
+ Annual Premium*                          $25,000.00
- Premium Expense Charge**                 $   875.00
- Monthly Deduction***                     $ 6,087.95
- Mortality & Expense Charge****           $   944.07
+ Hypothetical Rate of Return*****         $ 5,181.90
                                           ----------
=                                          $  106,324 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1               $499.61
             2               $499.65
             3               $499.69
             4               $499.73
             5               $499.77

             6               $  499.81
             7               $  499.85
             8               $  499.89
             9               $  499.93
            10               $  499.97
            11               $  500.01
            12               $  500.06

            Total            $5,997.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month               Interest
           -----               --------
             1                $  435.23
             2                $  434.64
             3                $  434.00
             4                $  433.39
             5                $  432.77
             6                $  432.15
             7                $  431.53
             8                $  430.90
             9                $  430.28
            10                $  429.65
            11                $  429.02
            12                $  428.38

            Total             $5,181.90

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $106,323.78
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $    85,484 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $128,005.03
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $97,976.96
+ Annual Premium*                       $25,000.00
- Premium Expense Charge**              $   875.00
- Monthly Deduction***                  $ 6,032.54
- Mortality & Expense Charge****        $ 1,069.92
+ Hypothetical Rate of Return*****      $13,005.53
                                        ----------
=                                       $  128,005 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                   COI
           -----                   ---
             1               $  495.92
             2               $  495.79
             3               $  495.67
             4               $  495.54
             5               $  495.41
             6               $  495.28
             7               $  495.15
             8               $  495.02
             9               $  494.89
            10               $  494.76
            11               $  494.62
            12               $  494.49

            Total            $5,942.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month              Interest
           -----              --------
             1              $ 1,060.61
             2              $ 1,064.71
             3              $ 1,068.84
             4              $ 1,073.01
             5              $ 1,077.22
             6              $ 1,081.45
             7              $ 1,085.73
             8              $ 1,090.03
             9              $ 1,094.38
            10              $ 1,098.76
            11              $ 1,103.17
            12              $ 1,107.62

            Total           $13,005.53

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $128,005.03
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   107,165 (rounded to the nearest dollar)